CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Henry G. Van der Eb, Chief Executive Officer of GAMCO Mathers Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 1, 2006                  /s/ Henry G. Van der Eb
     ----------------------                 ------------------------------------
                                            Henry G. Van der Eb,
                                            Chief Executive Officer



I, Agnes Mullady, Principal Financial Officer & Treasurer of GAMCO Mathers Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 1, 2006                  /s/ Agnes Mullady
     ----------------------                 ------------------------------------
                                            Agnes Mullady, Principal Financial
                                            Officer & Treasurer